bankmobile
A REVOLUTIONARY WAY TO BANK
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bankmobile

Customers Bancorp, Inc.

Customers Bank

bankmobile
A Division Of Customers Bank

Highly Focused, Low Risk, Above Average Growth
Bank Holding Company
Investor Presentation
January, 2015
NYSE: CUBI

Forward-Looking Statements
This presentation as well as other written or oral communications made from time to time by us, may contain certain forward-looking information within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. These statements relate to future events or future predictions, including events or predictions relating to our future financial performance, and are generally identifiable by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “plan,” “intend,” “target,” or “anticipates” or the negative thereof or comparable terminology, or by discussion of strategy or goals that involve risks and uncertainties. These forward-looking statements are only predictions and estimates regarding future events and circumstances and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. This information is based on various assumptions by us that may not prove to be correct. Important factors to consider and evaluate in such forward-looking statements include:
•   changes in the external competitive market factors that might impact our results of operations;
•   changes in laws and regulations, including without limitation changes in capital requirements under the federal prompt corrective action regulations;
•   changes in our business strategy or an inability to execute our strategy due to the occurrence of unanticipated events;
•   our ability to identify potential candidates for, and consummate, acquisition or investment transactions;
•   the timing of acquisition or investment transactions;
•   constraints on our ability to consummate an attractive acquisition or investment transaction because of significant competition for these opportunities;
•   the failure of the Bank to complete any or all of the transactions described herein on the terms currently contemplated;
•   local, regional and national economic conditions and events and the impact they may have on us and our customers;
•   ability to attract deposits and other sources of liquidity;
•   changes in the financial performance and/or condition of our borrowers;
•   changes in the level of non-performing and classified assets and charge-offs;
•   changes in estimates of future loan loss reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements;
•   the integration of the Bank’s recent FDIC-assisted acquisitions may present unforeseen challenges;
•   inflation, interest rate, securities market and monetary fluctuations;
•   the timely development and acceptance of new banking products and services and perceived overall value of these products and services by users;
•   changes in consumer spending, borrowing and saving habits;
•   technological changes;
•   the ability to increase market share and control expenses;

Forward-Looking Statements
• continued volatility in the credit and equity markets and its effect on the general economy;
• the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company
 Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters;
• the businesses of the Bank and any acquisition targets or merger partners and subsidiaries not integrating successfully or such integration being more difficult, time-consuming or costly than expected;
• material differences in the actual financial results of merger and acquisition activities compared with expectations, such as with respect to the full realization of anticipated cost savings and revenue enhancements within the expected time frame;
• revenues following any merger being lower than expected;
• deposit attrition, operating costs, customer loss and business disruption following the merger, including, without limitation, difficulties in maintaining relationships with employees being greater than expected.
      These forward-looking statements are subject to significant uncertainties and contingencies, many of which are beyond our control. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Accordingly, there can be no assurance that actual results will meet expectations or will not be materially lower than the results contemplated in this presentation. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this document or, in the case of documents referred to or incorporated by reference, the dates of those documents.
 We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, except as may be required under applicable law.
      This presentation is for discussion purposes only, and shall not constitute any offer to sell or the solicitation of an offer to buy any security, nor is it intended to give rise to any legal relationship between Customers Bancorp, Inc. (the “Company”) and you or any other person, nor is it a recommendation to buy any securities or enter into any transaction with the Company. The information contained herein is preliminary and material changes to such information may be made at any time. If any offer of securities is made, it shall be made pursuant to a definitive offering memorandum or prospectus (“Offering Memorandum”) prepared by or on behalf of the Company, which would contain material information not contained herein and which shall supersede, amend and supplement this information in its entirety.
      Any decision to invest in the Company’s securities should be made after reviewing an Offering Memorandum, conducting such investigations as the investor deems necessary or appropriate, and consulting the investor’s own legal, accounting, tax, and other advisors in order to make an independent determination of the suitability and consequences of an investment in such securities. No offer to purchase securities of the
 Company will be made or accepted prior to receipt by an investor of an Offering Memorandum and relevant subscription documentation, all of which must be reviewed together with the Company’s then-current financial statements and, with respect to the subscription documentation, completed and returned to the Company in its entirety. Unless purchasing in an offering of securities registered pursuant to the Securities Act of
 1933, as amended, all investors must be “accredited investors” as defined in the securities laws of the United States before they can invest in the
 Company.

Forward-Looking Statements
This presentation also includes estimated guidance regarding our fully diluted earnings per share for the year 2015, which we have previously disclosed and is subject to the assumptions and qualifications included in that previous disclosure. The guidance consists solely of estimates prepared by management based on currently available information and assumptions of future performance of the company and the general economy.  Our independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to the guidance and, accordingly, does not express an opinion or any other form of assurance with respect to this data.  Our actual results may differ from the guidance, and any such differences could be material.  Accordingly, undue reliance should not be placed on this information. The factors discussed above should be considered and evaluated with respect to our guidance.

Investment Proposition
Strong Organic Growth, Well Capitalized, Branch Lite Bank in Attractive Markets
 ▪ $6.8 billion asset bank with only 19 sales offices
 ▪ Well capitalized at 11.2% total risk based capital (estimated), 6.7% tier 1 leverage, and 6.4% tangible equity to tangible assets
 ▪ Target market from Boston to Philadelphia along Interstate 95
Strong Profitability, Growth & Efficient Operations
 ▪ Q4 2014 earnings up 46% over Q4 2013 with an ROA of .80% and an ROE of 12%
 ▪ Full Year 2014 net income of $43.2 million up 32% over 2013
 ▪ ROA goal of 1% + and ROE of 12% + within 2-3 years, ROE goal already achieved
 ▪ DDA and total deposits compounded annual growth of 88% and 71% respectively since 2009
 ▪ Q4 net interest margin was 2.84%, up .05% over Sept 30, 2014
 ▪ Operating efficiencies offset tighter margins and generate sustainable profitability
 ▪ Efficiency ratio was 55% - Efficiency ratio expected to be in the 40’s within 36 months
Strong Credit Quality & Low Interest Rate Risk
 ▪ 0.20% non-performing loans at December 31, 2014 (0.08% NPLs on $3.8 billion of loans originated after 2009)
 ▪ No charge-offs on loans originated after 2009
 ▪ Total reserves to non-performing loans of 289.5%
 ▪ Minimal risk of margin compression from modestly higher short term rates and flatter curve
Attractive Valuation
 ▪ Current share price, as of January 26,2015, $19.25 is 9.6x estimated 2015 earnings
 ▪ Price/tangible book only 1.0x estimated for year end 2015 tangible book value
 ▪ Peers, by size, trading at 14x LTM earnings and 1.7x price/tangible book; Peers with unique models trading at much higher multiples
 ▪ December 31, 2014 tangible book value of $16.43, up 14% during 2014 and up 87% since July 2009 with a CAGR of 13%

Creating Shareholder Value
Our shareholder value creation strategy optimizes earnings growth, ROE and book value accretion
 ▪ Build a high credit quality loan portfolio by marketing to high quality borrowers and charging them a little less interest rate
 ▪ Build a stable core deposit platform by paying a little more to attract core depositors and DDA’s and then WOWing them with service
 ▪ Operate our businesses at a significantly lower cost with a “branch lite,” high touch strategy supported by high technology
 ▪ Use new technologies and products to both disrupt the market and improve our operating efficiencies
 ▪ Control our risks; credit, interest rate, compliance, cyber security and talent attraction/retention
 ▪ Resulting in sustainable above average ROE and growth rate in earnings in rising or stable interest rate environments

Customers Bancorp, Inc.

Boston
Providence
Manhattan
Customers Bank Branches
Loan Production Offices

Current Company Overview
Source: SNL Financial and Company data.
Note: Branch proposed in northeastern Philadelphia
~$6.8 bn Business Bank with 19 sales offices with
target market from Boston to Philadelphia
Operating in key Mid-Atlantic and Northeast
markets
 ▪ Greater New York City area (Westchester County
 Manhattan & Long Island)
 ▪ Philadelphia area (Bucks, Berks, Chester, Delaware
 and Philadelphia Counties in southeastern
 Pennsylvania and Greater Princeton area in New
 Jersey)
 ▪ Greater Boston area (Boston and Providence)
“High-touch, supported with high-tech” value
proposition
 ▪ Very experienced teams using “Single Point of
 Contact” model
 ▪ Provides exceptional customer service supported by
 state-of-the-art technology support
 ▪ Incentive compensation plans based upon P&L by
 teams
Branches and Loan Production Offices

Customers Bancorp, Inc.

Name	Title	Years of Banking Experience	Background
Jay S. Sidhu	Chairman & CEO	39	Chairman and CEO of Sovereign Bank & Sovereign Bancorp, Inc.
Richard A. Ehst	President & COO	47	EVP, Commercial Middle Market, Regional President and Managing Director of Corporate Communications at Sovereign Bank
Robert E. Wahlman, CPA	Chief Financial Officer	34	CFO of Doral Financial and Merrill Lynch Banks; various roles at Bank One, US GAO and KPMG.
Steve Issa	EVP, New England Market President, Regional Chief Lending Officer	38	EVP, Managing Director of Commercial and Specialty Lending at Flagstar and Sovereign Bank.
George Maroulis	EVP, Head of Private & Commercial Banking - NY	23	Group Director and SVP at Signature Bank; various positions at Citibank and Fleet/Bank of America's Global Commercial & Investment Bank
Timothy D. Romig	EVP, Regional Chief Lending Officer	31	SVP and Regional Executive for Commercial Lending (Berks and Montgomery County), VIST Financial; SVP at Keystone / M&T Bank
Ken Keiser	EVP, Director CRE and Multi-Family Housing Lending	38	SVP and Market Manager, Mid-Atlantic CRE Lending at Sovereign Bank; SVP & Senior Real Estate Officer, Allfirst Bank / M&T Bank
Christopher McGowan	EVP, Managing Director Multi-Family Lending	16	SVP & Director of Originations for Capital One / Beech Street Capital, Peoples United Bank and Santander / Sovereign Real Estate Capital
Glenn Hedde	EVP, President Banking for Mortgage Companies	28	President of Commercial Operations at Popular Warehouse Lending, LLC; various positions at GE Capital Mortgage Services and PNC Bank
Warren Taylor	EVP, President Community Banking	35	Division President at Sovereign Bank, responsible for retail banking in various markets in southeastern PA and central and southern NJ
James Collins	EVP, Chief Administrative Officer	24	Various positions at Sovereign including Director of Small Business Banking
Thomas Jastrem	EVP, Chief Credit Officer	37	Various positions at First Union Bank and First Fidelity Bank
Robert B. White	EVP, President Special Assets Group	28	President RBW Financial Consulting; various positions at Citizens Bank and GE Capital
Glenn Yeager	EVP, General Counsel	37	Private practice financial services law firm. Senior Counsel Meridian Bancorp, Inc.
Mary Lou Scalese	SVP, Chief Risk Officer	39	Chief Auditor at Sovereign Bank
William Woolworth III	SVP Chief Auditor	27	Various positions at other financial services companies including Chief Risk Officer, Internal Audit Director, and Chief Compliance Officer

Our Competitive Advantage: A Highly Experienced Management Team

Customers Bancorp, Inc.

Phase I Acquired Bank Platform	Phase II Built Strong Foundation	Phase III Leveraging Infrastructure	Phase IV Innovation & Execution

Execution Timeline
▪ We invested in and
 took control of a $270
 million asset
 Customers Bank (FKA
 New Century Bank)
▪ Identified existing
 credit problems,
 adequately reserved
 and recapitalized the
 bank
▪ Actively worked out
 very extensive loan
 problems
▪ Recruited experienced
 management team
▪ Enhanced credit and risk
 management
▪ Developed infrastructure
 for organic growth
▪ Built out warehouse
 lending platform and
 doubled deposit and loan
 portfolio
▪ Completed 3 small
 acquisitions:
 – ISN Bank (FDIC-
 assisted) ~ $70 mm
 – USA Bank (FDIC-
 assisted) ~ $170 mm
 – Berkshire Bancorp
 (Whole bank) ~ $85
 mm
▪ Recruited proven lending
 teams
▪ Built out Commercial and
 Multi-family lending
 platforms
▪ De Novo expansion;4-6
 sales offices or teams
 added each year
▪ Continue to show strong
 loan and deposit growth
▪ Built a “branch lite” high
 growth Community Bank
 and model for future
 growth
▪ Goals to ~12%+ ROE;
 ~1% ROA
2009
Assets: $350M
Equity: $22M
2010-2011
Assets: $2.1B
Equity: $148M
2012-2013
Assets: $4.2B
Equity: $387M
4Q 2014
Assets: $6.8B
Equity: $443M
ROE: 12%
▪ Single Point of Contact
 Private Banking model
 executed - commercial
 focus
▪ Introduce bankmobile -
 banking of the future
 for consumers
▪ Continue to show
 strong loan and
 deposit growth
▪ ~12%+ ROE; ~1%
 ROA expected within
 36 months
▪ ~$6.5+ billion asset
 bank by end of 2014
▪ ~$9 billion asset bank
 by end of 2017

Banking Strategy
Business Banking Focus - ~95% of revenues come from business segments
 • Loan and deposit business through these segments:
 • Banking Privately Held Businesses
 • Banking High Net Worth Families
 • Banking Mortgage Companies
 • Selected Commercial Real Estate
All Consumer
Products
All Business
Products
All Non-Credit
Products
Client
Makes
One Call
Client
Private /
Personal
Bankers
Concierge
Bankers
Single Point of Contact
High Touch / High Tech

Deposit Strategy - High Touch, High Tech
 ▪ Implementation of
 technology suite
 allows for unique
 product offerings:
 ▪ Remote account
 opening &
 deposit capture
 ▪ Internet/mobile
 banking
 ▪ Free ATM
 deployment in
 U.S.
Cost of Funds + Branch Operating Expense - Fees = ALL-IN-Cost < Competitors
CUBI All-in cost of about 1.75% is less than competitors all-in cost over the long-term

 Technology
 ▪ Low cost banking
 model allows for
 more pricing
 flexibility
 ▪ Significantly lower
 overhead costs vs. a
 traditional branch
 ▪ Pricing/profitability
 measured across
 relationship
 Pricing
 ▪ Experienced
 bankers who own a
 portfolio of
 customers
 ▪ Customer
 acquisition &
 retention strongly
 incentivized
 ▪ Takes banker to the
 customer’s home or
 office, 12 hours a
 day, 7 days a week
 ▪ Appointment
 banking approach
 ▪ Customer access to
 private bankers
 ▪ “Virtual Branches”
 out of sales offices
 Sales Force
 Concierge Banking

Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.59%
1.04%
0.44%
0.75%
0.37%
0.64%
2012
2013
YTD 2014
Peer
Customers Bancorp, Inc.

Liability Mix and Duration Influences Interest Expense

As of December 2014
Borrowings 29%
Deposits 71%

Deposit Rates
Pay a Little More for Core Deposits, Emphasize DDA’s
Deposit and Borrowing Mix
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion.
Peer: 11%
Peer: 89%
•Borrowings principally fund our Mortgage
Warehouse business and assist in interest rate
risk management

Customers Bancorp, Inc.

$6,000
$4,500
$3,000
$1,500
$0
CAGR: 71%
$29
$83
$201
$88
$389
$769
$151
$719
$713
$257
$1,004
$1,180
$536
$1,298
$1,125
$618
$2,203
1,712
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
CD's
Money Market & Savings
DDA

$750
$600
$450
$300
$150
$0
CAGR: 88%
$10
$18
$15
$77
$34
$124
$42
$251
$57
$500
$75
$575
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Non Interest Bearing DDA
Interest Bearing DDA

Cost of Deposits

2.25%
2.00%
1.75%
1.50%
1.25%
1.00%
0.75%
0.50%
CAGR: -21%
2.10%
1.71%
1.19%
0.87%
0.70%
0.66%
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

Source: Company data.

Total Deposits per Branch ($mm)

$250
$200
$150
$100
$50
$0
CAGR: 46%
$35
$97
$112
$129
$152
$233
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

Results in: Organic Growth of Deposits with Controlled Costs
Total Deposit Growth ($mm)
Average DDA Growth ($mm)
Customers strategies of single point of contact and recruiting known teams in target markets produce rapid deposit growth with low total cost

Customers Bancorp, Inc.

Loan Growth
CAGR: 93%
5,000
2,500
0
$180
$166
$342
$386
$192
$446
$794
$292
$362
$498
$163
$1,449
$319
$1,060
$763
$325
$745
$439
$2,223
$1,149
$557
$1,378
Dec-09
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14
Consumer & Residential
Multi Family loans
Commercial C&I & Owner Occupied CRE
Non-Owner Occupied CRE
Warehouse loans

Loan Product Mix as of December 2014
Consumer & Residential 7%
Warehouse loans 24%
Multi Family loans 39%
Non-Owner Occupied CRE 10%
Commercial C&I & Owner Occupied CRE 20%

Lending Strategy
 High Growth with Strong Credit Quality
 ▪Continuous recruitment of high quality teams
 ▪Centralized credit committee approval for all loans
 ▪Loans are stress tested for higher rates and a slower economy
 ▪No losses on loans originated since new management team took over
 ▪Creation of solid foundation for future earnings
Source: Company documents.

Customers Bancorp, Inc.

Loan Yield

6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
5.41%
4.65%
5.07%
4.26%
4.80%
3.88%
2012
2013
YTD 2014
Peer
Customers Bancorp, Inc.

As of December 2014
Consumer & Residential 7%
Commercial 93%

Accept a Little Less Yield from Strong Credit Quality Customers
Loan Quality, Product
Mix, Duration and
Collateral Influences
Yield
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion.
Peer: 39%
Peer: 61%
Loan Product Mix
Focus on Commercial
Borrowers

Customers Bancorp, Inc.

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
3.87%
2.34%
0.72%
2.99%
1.70%
0.60%
2.27%
1.43%
0.20%
2012
2013
YTD 2014
Industry
Peer
Customers Bancorp, Inc.

1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.10%
0.63%
0.29%
0.69%
0.36%
0.22%
0.49%
0.16%
0.07%
2012
2013
YTD 2014
Industry
Peer
Customers Bancorp, Inc.

NPL
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of Sep 2014 pending final CALL reports.
Build an Outstanding Loan Quality Portfolio
Charge Offs
Customers non-performing loans at December 2014
excluding loans guaranteed by the FDIC were 0.13% of
total loans.
Charge-offs excluding FDIC guaranteed loans at
December 2014 were .02% of total loans.

Customers Bancorp, Inc.

C&I / Owner Occupied CRE Loan and Deposit Growth ($mm)

1,600.0
1,400.0
1,200.0
1,000.0
800.0
600.0
400.0
200.0
-
CAGR: 35%
$341.9
$446.1
$498.5
$763.1
$164.5
$1,149.1
$1,357.5
2010
2011
2012
2013
Q4 2014
Loans
Deposits

C&I & Owner Occupied CRE Banking Strategy
 Private & Commercial Banking
 ▪Target companies with up to $100 million
 annual revenues
 ▪Very experienced teams
 ▪Single point of contact
 ▪NE, NY, PA & NJ markets
 Small Business
 ▪Target companies with less than $5.0 million
 annual revenue
 ▪Principally SBA loans originated by small
 business relationship managers or branch
 network
 ▪Current focus PA & NJ markets. Expanding
 to National Markets
 Banking Privately Held Business
Source: Company documents.

Customers Bancorp, Inc.

2,500.0
2,000.0
1,500.0
1,000.0
500.0
-
$2,223.5
$1,060.0
$38.4
$136.6
2010
2011
2012
2013
Q4 2014
Loans
Deposits

Multi-Family Banking Strategy
 Banking High Net Worth Families
 Multi-Family Loan and Deposit Growth ($mm)
 ▪ Focus on families that have income
 producing real estate in their portfolios
 ▪ Private banking approach
 ▪ Focus Markets: New York & Philadelphia
 MSAs
 ▪ Average Loan Size: $4.0 - $7.0 million
 ▪ Remote banking for deposits and other
 relationship based loans
 ▪ Portfolio grown organically from a start up
 with very experienced teams hired in the
 past 3 years
 ▪ Strong credit quality niche
 ▪ Interest rate risk managed actively
Source: Company documents.

Customers Bancorp, Inc.

Mortgage Warehouse Banking Loan and Deposit Growth ($mm)

1,500.0
1,300.0
1,100.0
900.0
700.0
500.0
300.0
100.0
(100.0)
$386.1
$30.3
$794.3
$46.4
$1,449.5
$113.1
$745.4
$80.8
$1,378.3
$98.3
2010
2011
2012
2013
Q4 2014
Warehouse Loans
Deposits

Mortgage Warehouse Banking Strategy
 ▪Private banking focused on mortgage
 companies with $5 to $10 million equity
 ▪Very strong credit quality relationship
 business with good fee income and deposits
 ▪~75 strong warehouse clients
 ▪All outstanding loans are variable rate and
 classified as held for sale
 ▪All deposits are non-interest bearing DDA’s
 ▪Balances rebounding from 2013 low and
 expected to stay at this level
 Banking Mortgage Companies
Source: Company documents.

Customers Bancorp, Inc.

2.00%
1.00%
0.00%
1.71%
1.51%
1.03%
1.74%
1.51%
1.03%
1.71%
1.46%
0.85%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

0.60%
0.40%
0.20%
0.00%
0.41%
0.37%
0.29%
0.41%
0.38%
0.26%
0.38%
0.37%
0.21%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

4.0%
2.0%
0.0%
3.27%
2.9%
2.23%
3.28%
2.9%
2.13%
3.15%
2.8%
1.80%
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

$600
$400
$200
$-
$201
$232
$406
$198
$239
$331
$205
$246
$421
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

$20.0
$10.0
$-
$4.9
$5.8
$12.9
$4.9
$6.1
$10.9
$5.2
$6.5
$16.3
2012
2013
YTD Sep 2014
Industry
Peer
Customers Bancorp, Inc.

Staff Expense Ratio
Build Efficient Operations
Source: SNL Financial, Company documents. Peer data consists of Northeast, Southeast, and Mid-Atlantic banks and thrifts with assets between $3.0 billion and $8.0 billion. Industry data includes all FDIC insured banks. Peer and Industry data as of Sep 2014 pending final CALL reports.
Occupancy Expense Ratio
Total Costs as a % of Assets
Total Revenue per Employee ($000s)
Assets per Employee ($mm)

Customers Bancorp, Inc.

CAGR: 85% (2)
4Q '14 vs. 4Q '13 Growth 43%
$200.0
$180.0
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$8.2
$24.7
$50.3
$101.0
$126.6
Q4 $35.6
Q3 $31.9
Q2 $31.7
Q1 $27.4
$177.0
Q4 $50.8
Q3 $45.3
Q2 $43.8
Q1 $37.1
2009
2010
2011
2012
2013
YTD 2014

CAGR: 84% (2)
4Q '14 vs. 4Q '13 Growth 61%
$160.0
$140.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$7.2
$19.4
$39.0
$72.1
$103.9
Q4 $27.9
Q3 $27.2
Q2 $26.1
Q1 $22.6
$151.9
Q4 $45.0
Q3 $40.2
Q2 $36.9
Q1 $29.8
2009
2010
2011
2012
2013
YTD 2014

CAGR: 143% from 2011
3Q '14 vs. 3Q '13 Growth 46%
$55.0
$45.0
$35.0
$25.0
$15.0
$5.0
($5.0)
($15.0)
($13.2)
($11.8)
$4.0
$23.8
Q4 $9.0
Q3 $8.3
Q2 $8.2
Q1 $7.2
$43.2
Q4 $13.2
Q3 $11.7
Q2 $10.2
Q1 $8.1
2009
2010
2011
2012
2013
YTD 2014

200
180
160
140
120
100
80
60
40
20
0
$72
$20
$51
$103
$22
$74
$152
$22
$99
2012
2013
2014
Non-interest Income
Net Interest Income
Operating Expenses

Source: SNL Financial and Company data.

Deposit, Lending and Efficiency Strategies Results in
Disciplined & Profitable Growth
Core Revenue ($mm)
Core Net Income ($mm) (1)
(1)Core income is net income before extraordinary items.
(2)CAGR calculated from Dec-09 to Sep-14 (annualized).
Net Interest Income ($mm)
• Strategy execution has produced superior growth in revenues and earnings
Income / Expense Growth ($mm)

Customers Bancorp, Inc.

CAGR: 13%
$16.00
$14.00
$12.00
$10.00
$8.00
$8.78
$11.38
$11.54
$13.09
$14.37
$16.43
Jun-10
Dec-10
Dec-11
Dec-12
Dec-13
Dec-14

	Q1 2014	Q2 2014	Q3 2014	Q4 2014
ROA	0.8%	0.8%	0.8%	0.8%
ROE	8.4%	10.0%	11.0%	11.9%
NIM	2.92%	2.94%	2.79%	2.84%
Efficiency	62%	58%	54%	55%

Criteria	2 - 3 Year Target
Return on Assets	1% or greater
Return on Equity	12% or greater
Net Interest Margin	~ 3%
EPS	15% annual compounded growth
Efficiency Ratio	In the 40's

Year	Guidance
2015 EPS	$1.95 - $2.00
January 15, 2015 Share Price	$19.25
December 31, 2014 Tangible Book Value	$16.43
Tangible Book Value/Share Price	1.2x
Share Price/high 2015 Guidance	9.6x

2015 EPS is estimated to be up approximately 30% from 2014 EPS

Tangible BV per Share
Source:
Building Customers to Provide Superior Returns to Investors
Recent Performance Results
Financial Performance Targets
Earnings per Share Guidance / Valuation Multiples
Source: Company documents.

Customers Bancorp, Inc.

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Startling Facts about Banks
▪ Banks each year charge $32 billion in overdraft fees - that’s allowing or creating over 1 billion overdrafts each year….Why??
▪ Payday lenders charge consumers another $7 billion in fees
▪ That’s more than 3x what America spends on Breast Cancer and
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▪ This is about 50% of all America spends on Food Stamps
▪ Some of banking industries most profitable consumer customers
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This should not be happening in America
We hope to start, in a small way, a new revolution
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bankmobile
A Division Of Customers Bank

Customers Bancorp, Inc.

▪ New no fee banking, 25 bps higher interest savings, line of credit, 55,000 ATM’s, Personal
 Banker and more, all in the palm of your hand
▪ Marketing Strategy
 ▪ Target technology dependent younger consumers; including underserved /
 underbanked and middle income Americans
 ▪ Capitalize on retaining at least 25% of our ~ one million student customers over a 5 year period
 ▪ Reach middle income markets also through Affinity Banking Groups
 ▪ Revenue generation from debit card interchange and margin from low cost core deposits
 ▪ Durbin Amendment a unique opportunity for Bank Mobile
▪ Total investment not to exceed about $6.0 million by end of 2015
▪ Expected to achieve profitability in 2-3 years and above average, franchise value, ROA and
 ROE within 5 years
Creating a Virtual Bank for the Future for Consumers

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A Division Of Customers Bank
Customers Bancorp, Inc.

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CALIFORNIA
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bankmobile
A Division Of Customers Bank

Customers Bancorp, Inc.

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ABOUT US
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Summary
▪ Strong high performing $6.8 billion bank with significant growth opportunities
▪ Very experienced management team delivers strong results
 ▪ Ranked #1 overall by Bank Director Magazine in the 2012 and 2013 Growth
 Leader Rankings
▪ “High touch, high tech” processes and technologies result in superior growth, returns and efficiencies
▪ Shareholder value results from the combination of increasing tangible book, ROE and strong and consistent earnings growth
▪ Attractive risk-reward: growing several times faster than industry average but yet trading at a significant discount to peers
▪ Introducing the first real mobile bank in the palm of your hand for consumers in the U.S.

Contacts
Company:
Robert Wahlman, CFO
Tel: 610-743-8074
rwahlman@customersbank.com
www.customersbank.com
Jay Sidhu
Chairman & CEO
Tel: 610-301-6476
jsidhu@customersbank.com
www.customersbank.com
Investor Relations:
Ted Haberfield
President, MZ North America
Tel: 760-755-2716
thaberfield@mzgroup.us
www.mzgroup.us

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Customers Bancorp, Inc.

Appendix

Customers Bancorp, Inc.

CONSOLIDATED BALANCE SHEET - UNAUDITED

(Dollars in thousands)

	December 31, 2014	December 31, 2013
ASSETS		
Cash and due from banks	$ 62,746	$ 60,709
Interest-earning deposits	308,277	172,359
Cash and cash equivalents	371,023	233,068
Investment securities available for sale, at fair value	416,685	497,573
Loans held for sale	1,435,459	747,593
Loans receivable	4,312,173	2,465,078
Allowance for loan losses	(30,932)	(23,998)
Total loans receivable, net of allowance for loan losses	4,281,241	2,441,080
FHLB, Federal Reserve Bank, and other restricted stock	82,002	42,424
Accrued interest receivable	15,205	8,362
FDIC loss sharing receivable	2,320	10,046
Bank premises and equipment, net	10,810	11,625
Bank-owned life insurance	138,676	104,433
Other real estate owned	15,371	12,265
Goodwill and other intangibles	3,664	3,676
Other assets	52,914	41,028
Total assets	$ 6,825,370	$ 4,153,173
LIABILITIES AND SHAREHOLDERS' EQUITY		
Demand, non-interest bearing	$ 546,436	$ 478,103
Interest-bearing deposits	3,986,102	2,481,819
Total deposits	4,532,538	2,959,922
Federal funds purchased	-	13,000
FHLB advances	1,618,000	706,500
Other borrowings	88,250	63,250
Subordinated debt	110,000	2,000
Accrued interest payable and other liabilities	33,437	21,878
Total liabilities	6,382,225	3,766,550
Common stock	27,278	24,756
Additional paid in capital	355,822	307,231
Retained earnings	68,421	71,008
Accumulated other comprehensive loss	(122)	(8,118)
Treasury stock, at cost	(8,254)	(8,254)
Total shareholders' equity	443,145	386,623
Total liabilities & shareholders' equity	$ 6,825,370	$ 4,153,173

Balance Sheet

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	Q4 2014	Q3 2014	Q4 2013
Interest income:			
Loans receivable, including fees	$ 43,172	$ 39,640	$ 24,800
Loans held for sale	10,500	8,503	6,604
Investment securities	2,442	2,361	2,980
Other	1,047	794	333
Total interest income	57,161	51,298	34,717
Interest expense:			
Deposits	7,133	6,179	5,279
Other borrowings	1,508	1,494	1,156
FHLB Advances	1,846	1,711	352
Subordinated debt	1,688	1,700	16
Total interest expense	12,175	11,084	6,803
Net interest income	44,986	40,214	27,914
Provision for loan losses	2,459	5,035	(512)
Net interest income after provision for loan losses	42,527	35,179	28,426
Non-interest income:			
Mortgage warehouse transactional fees	2,105	2,154	2,335
Mortgage loan and banking income (expense)	(127)	212	1,092
Bank-owned life insurance income	1,056	976	825
Gain on sale of loans	1,859	695	450
Gain on sale of investment securities	-	-	1,274
Deposit fees	183	192	187
Other	728	873	1,532
Total non-interest income	5,804	5,102	7,695
Non-interest expense:			
Salaries and employee benefits	13,415	12,070	10,625
FDIC assessments, taxes, and regulatory fees	3,283	3,320	2,058
Occupancy	2,848	2,931	2,521
Professional services	1,914	1,671	2,399
Technology, communication and bank operations	1,190	1,485	1,308
Other real estate owned expense	1,756	603	402
Loan workout	400	388	570
Advertising and promotion	221	261	301
Other	2,837	1,950	2,117
Total non-interest expense	27,864	24,679	22,301
Income before tax expense	20,467	15,602	13,820
Income tax expense	7,289	3,940	4,810
Net income	$ 13,178	$ 11,662	$ 9,010
Basic earnings per share (1)	$ 0.49	$ 0.44	$ 0.33
Diluted earnings per share (1)	0.47	0.42	0.32

Income Statement
(1) Earnings per share amounts have been adjusted to give
effect to the 10% common stock dividend declared on May
15, 2014 and issued on June 30,2014.

Customers Bancorp, Inc.

CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE TWELVE MONTHS ENDED - UNAUDITED

(Dollars in thousands, except per share data)

	December 31, 2014	December 31, 2013
Interest income:		
Loans receivable, including fees	$ 146,388	$ 82,580
Loans held for sale	30,801	38,140
Investment securities	10,386	6,314
Other	2,852	1,122
Total interest income	190,427	128,156
Interest expense:		
Deposits	24,454	21,020
Other borrowings	5,342	2,024
FHLB Advances	5,194	1,192
Subordinated debt	3,514	65
Total interest expense	38,504	24,301
Net interest income	151,923	103,855
Provision for loan losses	14,747	2,236
Net interest income after provision for loan losses	137,176	101,619
Non-interest income:		
Mortgage warehouse transactional fees	8,233	12,962
Mortgage loan and banking income	2,048	1,142
Bank-owned life insurance income	3,702	2,482
Gain on sale of loans	3,125	852
Gain on sale of investment securities	3,191	1,274
Deposit fees	801	675
Other	4,026	3,316
Total non-interest income	25,126	22,703
Non-interest expense:		
Salaries and employee benefits	46,427	35,493
FDIC assessments, taxes, and regulatory fees	11,812	5,568
Occupancy	11,010	8,829
Professional services	7,748	5,548
Technology, communication and bank operations	5,856	4,330
Other real estate owned expense	3,601	1,365
Loan workout	1,706	2,245
Advertising and promotion	1,325	1,274
Loss contingency	-	2,000
Other	9,429	7,372
Total non-interest expense	98,914	74,024
Income before tax expense	63,388	50,298
Income tax expense	20,174	17,604
Net income	$ 43,214	$ 32,694
Basic earnings per share (1)	$ 1.62	$ 1.34
Diluted earnings per share (1)	1.55	1.30

Income Statement
(1) Earnings per share amounts have been adjusted to give
effect to the 10% common stock dividend declared on May
15, 2014 and issued on June 30,2014.

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Three Months Ended December 31,			
	2014		2013	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets				
Interest earning deposits	$ 271,556	0.26%	$ 176,636	0.25%
Investment securities	422,924	2.31%	479,511	2.49%
Loans held for sale	1,279,803	3.26%	706,899	3.71%
Loans held for investment	4,244,315	4.04%	2,255,932	4.36%
Other interest-earning assets	80,639	4.29%	26,736	3.28%
Total interest earning assets	6,299,237	3.60%	3,645,714	3.78%
Non-interest earning assets	246,796		189,880	
Total assets	$ 6,546,033		$ 3,835,594	
Liabilities				
Total interest bearing deposits (1)	3,789,566	0.75%	2,517,092	0.83%
Borrowings	1,658,505	1.21%	338,465	1.80%
Total interest bearing liabilities	5,448,071	0.75%	2,855,557	0.83%
Non-interest bearing deposits (1)	633,525		572,883	
Total deposits & borrowings	6,081,596	0.80%	3,428,440	0.79%
Other non-interest bearing liabilities	26,636		14,389	
Total liabilities	6,108,232		3,442,829	
Shareholders' equity	437,801		392,765	
Total liabilities and shareholders' equity	$ 6,546,033		$ 3,835,594	
Net interest margin		2.84%		3.04%
Net interest margin tax equivalent		2.84%		3.05%

Net Interest Margin

Customers Bancorp, Inc.

Average Balance Sheet / Net Interest Margin (Unaudited)

(Dollars in thousands)

	Twelve Months Ended December 31,			
	2014		2013	
	Average Balance	Average yield or cost (%)	Average Balance	Average yield or cost (%)
Assets				
Interest earning deposits	$ 228,668	0.25%	$ 190,298	0.25%
Investment securities	451,932	2.30%	260,862	2.42%
Loans held for sale	911,594	3.38%	992,421	3.84%
Loans held for investment	3,656,891	4.00%	1,842,310	4.48%
Other interest-earning assets	66,669	3.41%	27,095	2.36%
Total interest earning assets	5,315,754	3.58%	3,312,986	3.87%
Non-interest earning assets	227,045		142,350	
Total assets	$ 5,542,799		$ 3,455,336	
Liabilities				
Total interest bearing deposits (1)	3,220,305	0.76%	2,435,520	0.86%
Borrowings	1,268,205	1.11%	278,297	1.18%
Total interest bearing liabilities	4,488,510	0.86%	2,713,817	0.90%
Non-interest bearing deposits (1)	620,385		385,187	
Total deposits & borrowings	5,108,895	0.75%	3,099,004	0.78%
Other non-interest bearing liabilities	17,905		11,779	
Total liabilities	5,126,800		3,110,783	
Shareholders' equity	415,999		344,553	
Total liabilities and shareholders' equity	$ 5,542,799		$ 3,455,336	
Net interest margin		2.86%		3.13%
Net interest margin tax equivalent		2.87%		3.14%

Net Interest Margin

Customers Bancorp, Inc.

Asset Quality as of December 31, 2014 (Unaudited)

(Dollars in thousands)

Loan Type	Total Loans	Non Accrual /NPL's	Other Real Estate Owned	Non Performing Assets (NPA's)	Allowance for loan losses	Cash Reserve	Total Credit Reserves	NPL's/ Total Loans	Total Reserves to Total NPL's
New Century Originated Loans									
Legacy	$ 54,075	$ 2,653	$ 4,958	$ 7,611	$ 1,546	$ -	$ 1,546	4.91%	58.27%
Troubled debt restructurings (TDR's)	1,060	62	-	62	30	-	30	5.85%	48.39%
Total New Century Originated Loans	**55,135**	**2,715**	**4,958**	**7,673**	**1,576**	**-**	**1,576**	**4.92%**	**58.05%**
Originated Loans									
Multi-Family	2,188,134	-	-	-	8,491	-	8,491	0.00%	0.00%
Commercial Real Estate	731,287	1,340	-	1,340	7,610	-	7,610	0.18%	567.91%
Commercial & Industrial	687,585	1,432	335	1,767	3,418	-	3,418	0.21%	238.69%
Residential	160,224	160	-	160	1,171	-	1,171	0.10%	731.88%
Construction	65,824	-	-	-	424	-	424	0.00%	0.00%
Consumer	567	-	-	-	8	-	8	0.00%	0.00%
TDR's	576	-	-	-	-	-	-	0.00%	0.00%
Total Originated Loans	**3,834,197**	**2,932**	**335**	**3,267**	**21,122**	**-**	**21,122**	**0.08%**	**720.40%**
Acquired Loans									
Covered	30,282	4,246	9,445	13,691	603	-	603	14.02%	14.20%
Non-Covered	332,047	979	633	1,612	617	3,042	3,659	0.29%	373.75%
TDR's Covered	532	-	-	-	-	-	-	0.00%	0.00%
TDR's Non-Covered	2,853	862	-	862	-	-	-	30.21%	0.00%
Total Acquired Loans	**365,714**	**6,087**	**10,078**	**16,165**	**1,220**	**3,042**	**4,262**	**1.66%**	**70.02%**
Acquired Purchased Credit-impaired Loans									
Covered	11,367	-	-	-	1,669	-	1,669	0.00%	0.00%
Non-Covered	45,248	-	-	-	5,345	-	5,345	0.00%	0.00%
Total Acquired Purchased Credit-impaired Loans	***56,615***	**-**	**-**	**-**	**7,014**	**-**	**7,014**	**0.00%**	**0.00%**
Deferred Origination Fees/Unamortized Premium/Discounts	512							n/a	n/a
Total Loans Held for Investment	**4,312,173**	**11,734**	**15,371**	**27,105**	**30,932**	**3,042**	**33,974**	**0.27%**	**289.53%**
Total Loans Held for Sale	1,435,459	-	-	-	-	-	-	0.00%	0.00%
Total Portfolio	**$ 5,747,632**	**$ 11,734**	**$ 15,371**	**$ 27,105**	**$ 30,932**	**$ 3,042**	**$ 33,974**	**0.20%**	**289.53%**

Asset Quality